Exhibit 99.2

VICTORY OILFIELD TECH ANNOUNCES PRIVATE PLACEMENT OFFERING OF UP TO $7 MILLION AND POSTS NEW COMPANY PRESENTATION TO WEBSITE

AUSTIN, TX--(June 22, 2018) – Victory Oilfield Tech (OTCQB:VYEY) ("Victory" or the “Company”), today announced that it is presently raising up to $7 million of new capital to help accelerate the Company’s expansion into the oilfield energy-tech industry through a Private Placement. The net proceeds from the offering are expected to be primarily utilized for targeted oilfield service company acquisitions, accelerate product acceptance and buildout of key infrastructure, including expansion of early-stage product manufacturing and distribution, order fulfillment, customer support, key executive team additions, payment of previously accrued liabilities and the launch of a branding effort to expand awareness of Victory’s revolutionary amorphous alloy coatings products.

Kenny Hill, Victory’s Chief Executive Officer commented, “We are pleased to begin our funding initiative as it is the final step in our plans to become a well-capitalized, technology-enabled, oilfield services technology business. We have a clearly defined strategy and detailed plans for prudently investing the anticipated net proceeds from the offering into the growth of the business, including the potential acquisition of an established oilfield services company.

“To fully leverage the significant near and long-term growth opportunities provided by our exclusive product offering, we have assembled a proven management team with a strong track record of success at both small and large organizations. The combination of friction and torque reduction combined with enhanced wear and corrosion resistance extend the life of the industries’ most expensive equipment and enhances well outcomes and economics. Likewise, better asset-tracking, utilization and data collection from the deployment of our innovative RFID enclosure will drive clear value for our customer. We anticipate new innovative products will come to market as we continue to collaborate with drillers to solve their other down-hole needs.”

About the Private Placement

The Company has posted a presentation to its website that further details Victory’s oilfield technology and marketplace positioning. Accredited investors that would like to learn more about our private placement, please email a request to PPMinvestor@vyey.com and please include in your email your first and last name, mailing address and telephone number. Please also see the Important Notice Regarding Private Placements below. If you are not an accredited investor or qualified purchaser, please do not contact the company as we will be unable to assist you.

Investor and Media Contact:

Al Petrie Advisors

Wes Harris

281-740-1334

wes@alpetrie.com

Victory Oilfield Tech:

Kenneth Hill - Chief Executive Officer

Phone: 512-347-7300

Kenny@vyey.com

About Victory Oilfield Tech

Victory Oilfield Tech (OTCQB: VYEY), is a publicly held oilfield energy-tech products company focused on improving well performance and extending the lifespan of the industry’s most sophisticated and expensive equipment. America’s resurgence in oil and gas production is partially driven by new innovative technologies and processes. The Company exclusively licenses intellectual property related to amorphous metal alloys for use in the global oilfield services industry. Victory’s patented products utilize amorphous coatings designed to cost effectively reduce drill-string torque, friction, wear and corrosion, while not impacting the integrity of the base metal. Current products include solutions for drill-pipe, production tubing, and RFID enclosures, but will be expanded to meet the additional needs of exploration and production customers. Amorphous alloys are mechanically stronger, harder and more corrosion resistant than typical crystalline structure alloys found in the market today. This combination of characteristics creates opportunities for drillers to dramatically improve lateral drilling lengths, well completion time and total well costs.

Forward-Looking Statements Safe Harbor Statement

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management's experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this press release, the words "will," "potential," "believe," "estimated," "intend," "expect," "may," "should," "anticipate," "could," "plan," "project," or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Among these forward-looking statements are statements regarding our ability to raise additional capital in a private placement or otherwise, our ability to successfully acquire proposed acquisition targets, our expectation that our affiliates will continue to provide us with working capital to sustain our operations until we become profitable or raise capital from outside sources, and our ability to become a major player in the oilfield services business, as well as our ability to successfully utilize the technology licensed under the License to generate revenues and profits. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements, including but not limited to continued operating losses; our ability to continue as a going concern; the competitive nature of our industry; downturns in the oil and gas industry, including the oilfield services business; hazards inherent in the oil and natural gas industry; our ability to realize the anticipated benefits of acquisitions or divestitures; our ability to successfully integrate and manage businesses that we plan to acquire in the future; our ability to grow our oilfield services business; our dependence on key management personnel and technical experts; the impact of severe weather; our compliance with complex laws governing our business; our failure to comply with environmental laws and regulations; the impact of oilfield anti-indemnity provisions enacted by many states; delays in obtaining permits by our future customers or acquisition targets for their operations; our ability to obtain patents, licenses and other intellectual property rights covering our services and products; our ability to develop or acquire new products; our dependence on third parties; and, the results of pending litigation.

Only Accredited Investors May Invest in the Private Placement

This Units being offered in the private placement are available only to “Accredited Investors,” which is generally defined for natural persons as persons having a net worth of over $1 million (exclusive of the value of their primary residence) or gross income in excess of $200,000 individually or $300,000 jointly with a spouse in each of the last two years with the same expectation to match or exceed such thresholds in the current year.

Important Notice Regarding the Private Placement

These Units being offered in the Private Placement are being offered in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, and we are not required to comply with full disclosure requirements that apply to the offering of registered securities under the Securities Act. Neither the Securities and Exchange Commission nor any state regulator has passed upon the merits of or given its approval to the securities, the terms of the offerings, or the accuracy or completeness of any offering materials.

Investing in private placements involves a high degree of risk. Securities sold through private placements are typically not publicly traded and, therefore, are less liquid. Companies seeking private placement investments like ours tend to be in earlier stages of development and have not yet been fully tested in the public marketplace. Investing in private placements requires high risk tolerance, low liquidity concerns, and long-term commitments. Investors must be able to afford to lose their entire investment. The securities offered are not FDIC insured, may lose value, and there is no bank guarantee.

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